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                 COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

April 14, 1997

To Our Shareholders:

     We are pleased to submit to you our report for Cohen & Steers Total Return Realty Fund, Inc. for the period ended March 31, 1997. The net asset value per share at that date was $16.87. In addition, during the quarter, three $0.08 per share dividends were declared and paid.

INVESTMENT REVIEW

     During the quarter ended March 31, 1997, Cohen & Steers Total Return Realty Fund had a total return of 1.4%, a performance that was notable in several respects. These positive returns, following the extraordinary 1996 fourth quarter surge in prices, surprised many who had been expecting a retreat from the higher price levels. In addition, REITs achieved positive returns in the face of rising interest rates and a turbulent stock market environment, particularly during the month of March. It appears that the increasingly strong US economy has been the single most important factor influencing both financial market and REIT performance so far this year. Economic indicators have been strong all year, pushing the stock market on an upward path until, in March, fears of rising inflation and a Federal Reserve tightening of monetary policy caused meaningful weakness in the stock and bond markets. Despite these crosscurrents, REITs held steady in March and for the quarter as well. In response to the strong economy, the Hotel and Regional Mall sectors were among the best performers during the first quarter. In contrast, the Triple Net Lease and Health Care sectors, both of which are highly sensitive to interest rates, were among the worst performers.

     The resilience of REITs during this period of financial market turbulence, however, has been tested recently as share prices have undergone a modest decline since the Federal Reserve increased interest rates on March 25th. We do not believe that the interest rate increase alone has been the cause of this decline. This decline was also precipitated by the potential supply/demand imbalance created by a large bulge in the public offering calendar for REIT shares; several billion dollars worth of equity offerings were expected to come to market in April, following a record $5 billion of offerings completed in the first quarter. Most of these offerings are from office building owners, an area that has been one of the strongest performers of late. There have also been several initial public offerings filed which, upon preliminary analysis, appear to us to be somewhat aggressively priced and poorly structured, a sign that underwriting and investment discipline may be eroding. This new supply was brought about by the substantial price appreciation of REITs in general over the past year, which elevated valuations to levels that enticed issuers all over the quality spectrum. It was therefore natural for the marketplace to correct this imbalance by re-pricing many company's shares. We believe that this process is nearly, if not fully, complete and expect the postponement, cancellation or more attractive pricing of many equity offerings.

     The recent deliberate Fed action has created an atmosphere of greater uncertainty about the future course of the economy. While we believe the economy shows few, if any, signs of slowing, it is clear that monetary policy, for the first time in a year, is aimed at reducing the rate of economic growth. As a result, portfolio managers in general appear to be undertaking a reevaluation of the investment merits of various asset classes and industry sectors. Real estate investors, including us, are doing the same with regard to different property sectors.

     We have maintained very low weightings in the more interest rate sensitive sectors for some time due to our belief that a strong economy would, at the very least, prevent interest rates from declining further in this cycle.

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                 COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

This strategy has enabled us to continue to outperform the real estate securities averages. Should we sense that the economy is going to enter a severe slowdown phase, it is likely that we would alter this approach. We do not see that on the immediate horizon, however, because we believe that the economy is so strong that several interest rate increases over many months would be required to cause a material slowing. While less clear, we believe that the Fed is not likely to act in so restrictive a manner as to precipitate an economic recession. As a result, we foresee an economic environment that continues to be characterized by sustainable growth with upward pressure on inflation.

     Notwithstanding the pending slowdown in the public offering calendar, the market capitalization of the equity REIT universe expanded by over 8% during the first quarter. Further, the pace of acquisitions of properties and companies by the existing market leaders shows no signs of abating. This affirms our belief that the transfer of property ownership from private hands to public companies, so-called 'securitization,' can be expected to continue at a substantial pace for the foreseeable future.

     As the real estate cycle continues to mature, the supply/demand relationships for most property sectors and regions of the country may now be approaching equilibrium. By equilibrium, we refer to the situation in which the economics of new development begin to make sense, thereby creating new supply that roughly matches incremental demand. For example, demand for space has driven occupancy and rental rates to levels that are now encouraging new development of apartment, industrial and office properties in several regions. Similarly, the supply of capital from both public and private sources has raised property values to levels at which investors have become willing to finance new development rather than purchase existing assets. For those few property types or markets where this has not yet occurred, the forces that we expect will lead to development are firmly in place.

     If we are right about where we are in the real estate cycle, there are two very important implications. First, real estate returns would be likely to decline from the high levels that have been enjoyed over the past several years. This may also affect prospective investment results from REITs, whose returns may revert to the mid-teens levels that they have historically averaged. The second implication is that investment success would not be as easy to achieve due to the more highly competitive environment that now prevails. Consequently, effective management, though always the most critical factor, would assume even greater importance than any other investment consideration.

     As a result, our strategy continues to emphasize those companies whose management teams are capable of finding or adding value in almost any economic or real estate situation. In fact, we believe these companies are the best positioned to take advantage of opportunities that would materialize in a more challenging operating environment. We therefore are not concerned about their ability to continue to enjoy substantial growth and see few, if any, limits to their prospects for continued success. For this reason, we remain confident that we will able to continue to achieve satisfactory investment returns.

Sincerely,

/s/ MARTIN COHEN                                           /s/ ROBERT H. STEERS
MARTIN COHEN                                               ROBERT H. STEERS
President                                                  Chairman

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                 COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                            SCHEDULE OF INVESTMENTS
                           MARCH 31, 1997 (UNAUDITED)

                                                                              NUMBER
                                                                            OF SHARES               VALUE
                                                                         ----------------        ------------
EQUITIES                                                   103.75%
     APARTMENT/RESIDENTIAL                                  26.32%
           Associated Estates Realty Corp.........................            139,700            $  3,125,788
           Avalon Properties......................................            109,700               3,016,750
           Camden Property Trust..................................            126,600               3,449,850
           Charles E. Smith Residential Realty....................            139,100               3,773,087
           Colonial Properties Trust..............................            127,900               3,709,100
           Columbus Realty Trust..................................            105,000               2,113,125
           Oasis Residential -- Preferred.........................            210,200               5,649,125
           Summit Properties......................................            164,700               3,335,175
           Wellsford Residential Property Trust...................            161,700               4,689,300
                                                                                                 ------------
                                                                                                   32,861,300
                                                                                                 ------------
     DIVERSIFIED                                             2.16%
           Pacific Gulf Properties................................            124,000               2,697,000
                                                                                                 ------------

     HEALTH CARE                                             9.76%
           American Health Properties.............................            154,900               3,814,413
           Health Care REIT.......................................            159,600               3,790,500
           Healthcare Realty Trust................................             22,400                 613,200
           National Health Investors..............................             32,300               1,199,137
           Omega Healthcare Investors.............................             88,800               2,775,000
                                                                                                 ------------
                                                                                                   12,192,250
                                                                                                 ------------
     HOTEL                                                   5.69%
           Innkeepers USA Trust...................................            199,100               2,911,838
           Sunstone Hotel.........................................            319,200               4,189,500
                                                                                                 ------------
                                                                                                    7,101,338
                                                                                                 ------------
     INDUSTRIAL                                              2.06%
           Eastgroup Properties...................................             92,500               2,566,875
                                                                                                 ------------

     OFFICE                                                  6.75%
           Brandywine Realty Trust................................            100,000               2,025,000
           Cali Realty Corp.......................................             83,400               2,668,800
           CarrAmerica Realty Corp................................            121,400               3,733,050
                                                                                                 ------------
                                                                                                    8,426,850
                                                                                                 ------------
     OFFICE/INDUSTRIAL                                       6.07%
           Kilroy Realty..........................................             38,400               1,022,400
           Prentiss Properties Trust..............................             78,100               1,981,787
           Reckson Associates Realty Corp.........................             41,500               1,914,188
           TriNet Corporate Realty Trust..........................             84,100               2,659,663
                                                                                                 ------------
                                                                                                    7,578,038
                                                                                                 ------------
     SELF STORAGE                                            1.03%
           Sovran Self Storage....................................             41,700               1,282,275
                                                                                                 ------------

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                 COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 1997 (UNAUDITED)

                                                                              NUMBER
                                                                            OF SHARES               VALUE
                                                                         ----------------        ------------
     SHOPPING CENTER                                        43.91%
        COMMUNITY CENTER                                    22.91%
           Alexander Haagen Properties............................             85,000            $  1,179,375
           Bradley Real Estate....................................            125,200               2,394,450
           Developers Diversified Realty Corp.....................             37,700               1,423,175
           Federal Realty Investment Trust........................            123,100               3,169,825
           Glimcher Realty Trust..................................            271,800               5,198,175
           Mid-America Realty Investments.........................            128,300               1,266,962
           Pennsylvania Real Estate Investment Trust..............            214,700               4,535,538
           Price REIT.............................................             67,400               2,493,800
           Regency Realty Corp....................................             60,100               1,607,675
           Sizeler Property Investors.............................            103,800               1,076,925
           Vornado Realty Trust...................................             40,000               2,670,000
           Western Investment Real Estate Trust...................            127,200               1,590,000
                                                                                                 ------------
                                                                                                   28,605,900
                                                                                                 ------------
        FACTORY OUTLET                                       3.55%
           Chelsea GCA Realty.....................................             70,000               2,511,250
           Horizon Group..........................................             29,300                 377,237
           Tanger Factory Outlet Centers..........................             58,700               1,540,875
                                                                                                 ------------
                                                                                                    4,429,362
                                                                                                 ------------
        REGIONAL MALL                                       17.45%
           CBL & Associates Properties............................            100,400               2,459,800
           JP Realty..............................................            120,300               3,187,950
           Macerich Company.......................................            137,900               3,861,200
           Simon DeBartolo Group..................................            114,900               3,475,725
           Taubman Centers........................................            160,000               2,080,000
           The Mills Corp.........................................            153,300               3,870,825
           Urban Shopping Centers.................................             94,900               2,847,000
                                                                                                 ------------
                                                                                                   21,782,500
                                                                                                 ------------
           TOTAL SHOPPING CENTER..................................                                 54,817,762
                                                                                                 ------------
TOTAL INVESTMENTS IN EQUITIES (Identified cost
  $109,933,505)........................................... 103.75%                                129,523,688
LIABILITIES IN EXCESS OF OTHER ASSETS.....................  (3.75%)                                (4,676,705)
                                                           -------                               ------------
NET ASSETS (Equivalent to $16.87 per share based on
  7,399,100 shares of capital stock outstanding).......... 100.00%                               $124,846,983
                                                           -------                               ------------
                                                           -------                               ------------

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                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                             FINANCIAL HIGHLIGHTS*
                           MARCH 31, 1997 (UNAUDITED)

                                                                                                      NET ASSET VALUE
                                                                     TOTAL NET ASSETS                    PER SHARE
                                                                --------------------------   ---------------------------------
NET ASSET VALUE:
      Beginning of period: 12/31/96...........................                $124,806,122                         $ 16.87
            Net investment income.............................  $ 1,846,121                      $  0.25
            Net realized and unrealized losses from security
               transactions...................................      (29,534)                       (0.01)
      Dividends to shareholders...............................   (1,775,726)                       (0.24)
                                                                -----------                      -------
      Net increase in net asset value.........................                      40,861                            0.00
                                                                              ------------                         -------
      End of period: 3/31/97..................................                $124,846,983                         $ 16.87
                                                                              ------------                         -------
                                                                              ------------                         -------

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* Financial  information included in this report has been taken from the records of the Fund without examination by independent accountants.







KEY INFORMATION                                                              REINVESTMENT PLAN
                                                              We urge shareholders  who want to  take advantage  of
For general information and weekly net                        this  plan and whose shares are held in 'Street Name'
asset value call: 800-543-6217                                to  consult  your  broker  as  soon  as  possible  to
                                                              determine  if you must  change registration into your
NEW YORK STOCK EXCHANGE SYMBOL:                               own name to participate.
The New York Stock Exchange Symbol is RFI


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                 COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and Chairman

Martin Cohen
Director and President

Gregory C. Clark
Director

Jeffrey H. Lynford
Director

Willard H. Smith Jr.
Director

Elizabeth O. Reagan
Vice President

INVESTMENT ADVISER
Cohen & Steers Capital Management, Inc.
757 Third Avenue
New York, NY 10017
(212) 832-3232

FUND ADMINISTRATOR
Princeton Administrators, L.P.
P.O. Box 9095
Princeton, NJ 08543-9095
1-800-543-6217

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
P.O. Box 8200
Boston, MA 02266-8200

LEGAL COUNSEL
Dechert Price & Rhoads
30 Rockefeller Plaza
New York, NY 10112

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

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                                       6




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     COHEN & STEERS
TOTAL RETURN REALTY FUND
    757 THIRD AVENUE
   NEW YORK, NY 10017



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                              QUARTERLY REPORT
                               MARCH 31, 1997